                                                                   Exhibit 10.1

                            ASSET PURCHASE AGREEMENT

      This Asset Purchase Agreement (hereinafter "Agreement"), is entered into as of June 20, 2003 (the "Effective Date"), by and between Auspex Systems, Inc., a Chapter 11 debtor in possession, United States Bankruptcy Court for the Northern District of California (the "Bankruptcy Court"), Case No. 03-52596-mml 1 (hereinafter "Seller"), and Network Appliance, Inc., a Delaware corporation (hereinafter "Purchaser").

      Whereas Seller is the owner of full right and title (both legal and equitable) to certain inventions, patents, and applications, defined herein as "Seller Patents"; and

      Whereas Purchaser is desirous of acquiring the entire domestic and foreign right title and interest in and to such Seller Patents.

      Now, therefore, Seller and Purchaser hereby covenant and agree as follows:

1.    DEFINITIONS

      1.1. "Seller Patents" shall mean those patents and applications identified as such in Exhibit A and (i) all U.S. and foreign patents and patent applications that claim priority to such identified patents and applications and all U.S. and foreign patents and applications to which such identified patents and applications relate or claim priority, (ii) any continuations, continuations-in-part, divisions, reissue applications, extensions, Patent Cooperation Treaty applications, or derivatives of any of the foregoing, both foreign and domestic, and (iii) all patentable inventions, in the U.S. and every foreign country, described or embodied in any of the foregoing.

      1.2. "Prosecution History Files" shall mean all files, documents and tangible things, as those terms have been interpreted pursuant to Federal Rule of Civil Procedure 34, constituting, comprising or relating to investigation, evaluation, prosecution, filing and registration of the Seller Patents, and specifically includes e-mail messages and other electronic or computer stored or generated data.

2.    TRANSFER OF RIGHTS

      2.1. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby agrees to assign and transfer to Purchaser and its representatives, successors and assigns its full and exclusive right, title and interest in and to all Seller Patents. Seller also hereby agrees to assign and transfer to Purchaser and its representatives, successors and assigns their full and exclusive right, title and interest in and to all protectable (e.g., as by patenting) inventions, in the U.S. and every foreign country, described or embodied in the Seller Patents.

      2.2. Seller hereby agrees to assign and transfer to Purchaser and its representatives, successors and assigns the full and exclusive right to sue upon and otherwise enforce the Seller Patents and to recover all past damages and other potential relief arising from infringement of the Seller Patents assigned by this Agreement.

      2.3. The closing (the "Closing") of the assignment and transfer of the Seller Patents and other rights and assets described in Section 2.1 and 2.2 (the "Purchased Assets") shall take


                                       1.

            place on the second business day following the satisfaction of the conditions set forth in Sections 2.4 through 2.7 and Section 5.19 of this Agreement or at such other place and time as Seller and Purchaser may mutually agree.

      2.4. For the purpose of recordation and in accordance with the transfers herein, at the Closing, Seller shall execute the assignment document attached as Exhibit B listing the Seller Patents. Upon the written request of the Buyer and without additional charge or at the Buyer's expense, the Seller shall execute and deliver to the Buyer all such additional instruments of transfer, conveyance, endorsement and assignment (in a form satisfactory to the Buyer) as shall be necessary to transfer (or perfect or record the transfer of) the Seller Patents to Buyer including separate assignments for each Seller Patent.

      2.5. Effective upon the Closing, Seller authorizes and requests the Commissioner of Patents to issue U.S. patents to Purchaser, its representatives, successors and assigns relating to the inventions and applications conveyed by this Agreement.

      2.6. Effective upon the Closing, Seller conveys to Purchaser, its representatives, successors and assigns, the right to make applications on their own behalf for protection of the inventions conveyed herein in the U.S. and foreign countries and to claim, under United States law, the Patent Cooperation Treaty, the International Convention and/or other international arrangements for any such application, priority to any earlier application or patent.

      2.7. Within 30 days of the Closing, Seller shall i) provide a complete and accurate docket identifying the relevant dates when any action or response is due within the next six (6) months in any US and foreign patent offices with respect to the Seller Patents, and ii) transfer, at Purchaser's expense, all Prosecution History Files and related files maintained by Seller outside counsel and in-house counsel for the Seller Patents to Purchaser.

3.    NO IMPLIED OR EXPRESS LICENSES

      3.1. Except for the Limited Use License (as defined below) set forth as Exhibit C hereto, Purchaser does not grant to Seller or any other entity any implied or express licenses or rights whatsoever under this Agreement. Purchaser does not grant to Seller or any other entity any implied or express licenses or rights with respect to any patents other than the Seller Patents. No licenses or rights are granted to Seller or any other entity regarding subject matter not invented by employees, contractors or other agents of Seller.

4.    PAYMENT

      4.1. As consideration for the assignment of the Seller Patents and other rights granted by Seller herein, Purchaser shall pay to Seller on or prior to the Closing, the total sum of eight million nine hundred seventy-five thousand U.S. Dollars ($8,975,000) (hereinafter referred to as the "Purchase Price"). The assignment and license provisions set forth herein are contingent upon the payment of the Purchase Price to Seller on or prior to Closing.


                                       2.

      4.2. Payment under Paragraph 4.1 shall be made by electronic funds transfer. Such payment shall be deemed to be made on the date credited to the following account:

                 Pay to:                  City National Bank
                                          150 California Street
                                          San Francisco, CA 94111
                 Routing & Transit #:     1220-1606-6
                 For Credit Of:           Cooley Godward LLP FBO Auspex Systems,
                                          Inc.
                 Credit Account #:        432-654869

            (Clearly indicate the originator (Purchaser's Name) and the beneficiary (Auspex Systems, Inc.)

5.    COVENANTS AND OTHER PROVISIONS

      5.1. Seller represents and warrants that (a) it has the right to assign the Purchased Assets, and (b) it is conveying through this Agreement its undivided right, title and interest in and to the Purchased Assets and that, to its knowledge, no other party has any claim of ownership to the Purchased Assets, except as explicitly provided for herein.

      5.2. Seller represents and warrants that no agreements with third parties under any of the Seller Patents prevent Seller from entering into this Agreement. Seller further represents and warrants that no entities have licenses or rights under 11 U.S.C. Section 365(n) with respect to the Seller Patents.

      5.3. Seller represents and warrants that, to its knowledge it has not taken, and will not take, any action materially adversely affecting the validity, enforceability, or issuance of the Seller Patents.

      5.4. Seller represents and warrants that, to its knowledge, all of the domestic patent applications listed in Exhibit A are pending in the United States Patent and Trademark Office and that none of such applications have been abandoned.


      5.5. Seller represents and warrants that except as set forth on Schedule 5.5, no procedures are necessary and no payment of filing, examination or maintenance fees are required to be paid on or prior to July 30, 2003 with respect to any issued patents or pending patent applications included in the Seller Patents to maintain their compliance with formal legal requirements for filing, issuance and maintenance.

      5.6. Seller represents and warrants that none of the Seller Patents set forth on Exhibit A is involved in any interference or opposition proceeding, and to Seller's, knowledge, no such proceeding is being threatened with respect to any such Seller Patents.

      5.7. Seller represents and warrants that subject to appropriate order of the Bankruptcy Court, it is able to convey the Seller Patents free and clear of any liens, encumbrances, security interests, or other claims to the fullest extent of the Bankruptcy Court's authority to so order, except for the Limited Use License noted in this Agreement.


                                       3.

      5.8. Seller shall pay all transfer taxes imposed on the sale of the Purchased Assets, including all sales, gross receipts, excise and gross income taxes.

      5.9. Subject to the authority and jurisdiction of the Bankruptcy Court and except as is consistent with the applicable orders of the Bankruptcy Court with respect to the procedures relating to the sale of its assets, Seller covenants and agrees that it shall not execute any writing or do any act whatsoever conflicting with the terms of this Agreement, and that, following the Closing, Seller will at any time upon request, without further or additional consideration, but at the expense of Purchaser, execute such additional assignments or other writings and perform such additional acts as Purchaser may deem reasonably necessary to perfect Purchaser's ownership of the Purchased Assets. Seller further covenants and agrees, at Purchaser's expense, to render all reasonably necessary assistance following the Closing in making application for, prosecuting in any patent office internationally, and obtaining original, continuation, continuation-in-part, divisional, reissued, reexamined, and National phase patents of the U.S. or of any and all foreign countries on the inventions assigned herein, and in enforcing any rights or choses in action accruing as a result of the rights assigned herein, and by executing statements and other affidavits, it being understood that the foregoing covenant and agreement shall bind, and inure to the benefit of, the assigns and representatives of all parties hereto.

      5.10. At the Closing, Purchaser agrees to execute and deliver to such party as may be designated by Seller, a limited use license in the form set forth as Exhibit C (the "Limited Use License").

      5.11. This Agreement and all matters relating to this Agreement shall be construed and controlled by the laws of the State of California. If any legal proceeding or other legal action relating to this Agreement is brought or otherwise initiated by the parties to this Agreement, the venue therefore will be the Bankruptcy court. Purchaser and Seller hereby expressly and irrevocably consent and submit to the jurisdiction of the Bankruptcy Court.

      5.12. Except as otherwise provided in the Agreement, the parties shall pay their respective expenses incurred in connection with the preparation, execution, and delivery of this Agreement and the consummation of the transactions contemplated hereby.

      5.13. All notices, requests, demands, and other communications hereunder shall be deemed to have been duly given on the day they are (i) deposited in the U.S. mail, postage prepaid, certified or registered, return receipt requested; or (ii) sent by air express courier, charges prepaid, and addressed as follows:

            5.13.1. If to Purchaser: Network Appliance, Inc., 495 East Java Drive, Sunnyvale, CA 94089 Attention: Gary Ross, Esq.

            5.13.2. If to Seller: Auspex Systems, Inc., c/o J. Michael Kelly, Cooley Godward LLP One Maritime Plaza, 20th Floor, San Francisco, CA 94111.


                                       4.

            5.13.3. A copy to Daren Brinkman, Esq., 4333 Park Terrace St., Suite 205, Westlake Village, CA 91361.

            5.13.4. Such addresses may be changed, from time to time, by means of a written notice delivered by the party seeking to change such address in the manner provided for in this paragraph.

      5.14. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

      5.15. This Agreement may be terminated only by mutual consent of the parties or by either party prior to the Closing upon approval by the Bankruptcy Court of a transaction or series of transactions involving a sale, transfer or assignment of all or substantially all the Purchased Assets to a party other than Purchaser. In the event that this Agreement shall be terminated pursuant to this Section 5.15, all further obligations of the parties under this Agreement shall terminate without further liability or obligation of any party hereunder; provided, that the parties will remain bound by the provisions of that certain confidentiality agreement dated May 8, 2003 by and between the parties.

      5.16. The invalidity or unenforceability of any term or provision of this Agreement or the application of such term or provision to any person or circumstance shall not impair or affect the remainder of this Agreement or its application to other persons and circumstances, and the remaining terms and provisions shall remain in full force and effect.

      5.17. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, oral and written, among the undersigned with respect to the subject matter hereof.

      5.18. None of Seller's representations, warranties and pre-closing covenants contained in this Agreement or in any other agreement, document or certificate delivered pursuant to this Agreement shall survive the Closing. Notwithstanding any provision hereof to the contrary, Seller's undertakings set forth in the second sentence of
            Section 2.4, Section 2.7 (ii), Section 5.8 and Section 5.9 shall continue in full force and effect following the Closing. Neither Seller nor any of its officers, directors, representatives, employees, advisors or agents shall have any liability to Purchaser or any other party after the Closing for any breach thereof.

      5.19. The Closing and the transactions contemplated herein are and shall be contingent upon (i) the issuance by the Bankruptcy Court of an order, in a form reasonably satisfactory to Purchaser, approving the transactions provided for herein free and clear of liens and encumbrances to the fullest extent of the Bankruptcy Court's authority to so order (the "Sale Order"); (ii) execution and delivery of the documents and other instruments required to be delivered by Purchaser and Seller on or prior to Closing pursuant to this Agreement; and (iii) receipt by Seller of the Purchase Price. The Sale Order shall contain, among other things, a finding that the sale of the Purchased Assets to Purchaser is in good faith within the meaning of Bankruptcy Code Section 363(m).


                                       5.

      In witness whereof, the parties hereto have caused this agreement to be Trade and executed by duly authorized officers as of the dates indicated below.


Agreed to:                                Agreed to:
AUSPEX SYSTEMS, INC.                      NETWORK APPLIANCE, INC.

By: /s/ Peter R. Simpson                  By:
   ---------------------                     ---------------------
Name: Peter R. Simpson                    Name:
     -------------------                       -------------------
Title: CFO                                Title:
      ------------------                        ------------------
Date: 6/19/2003                           Date:
     -------------------                       -------------------


                                       6.

      In witness whereof, the parties hereto have caused this agreement to be made and executed by duly authorized officers as of the dates indicated below.

Agreed to:                                Agreed to:
AUSPEX SYSTEMS, INC.                      NETWORK APPLIANCE, INC.

By:                                       By: /s/ Steven Gomo
   ---------------------                     ---------------------
Name:                                     Name: Steven Gomo
     -------------------                       -------------------
Title:                                    Title: Sr. VP and CFO
      ------------------                        ------------------
Date:                                     Date: 6/19/2003
     -------------------                       -------------------


                                       6.

                      EXHIBIT A TO ASSET PURCHASE AGREEMENT

All U.S. and foreign patents and patent applications currently assigned to Seller, under an obligation to assign to Seller, or in which Seller has an ownership interest, including specifically the following identified patents and patent applications:

SELECT SELLER U.S. AND FOREIGN PATENTS:

        TITLE                                        PATENT NUMBER              STATUS             COUNTRY/REGION
        -----                                        -------------              ------             --------------
Bridge for Direct Data
Storage Device Access                                  5,941,969                Issued                    US

Bridge for Direct Data
Storage Device Access                                  6,253,271                Issued                    US

Processing System with
Dynamically Allocatable
Buffer Memory                                          6,081,883                Issued                    US

Characterization of Data
Access Using File System                               6,442,682                Issued                    US

Intelligent Virtual Volume
Access                                                 6,389,432                Issued                    US

Method an Apparatus for
Using Intercepted Operator
Messages to Control
Robotics                                               5,465,329                Issued                    US

System and Method for
Reading and Writing Disks
Formatted for an Operating
System Foreign to Host
Computer                                               5,537,592                Issued                    US

Parallel I/O Network File
Server Architecture                                    5,163,131                Issued                    US

Parallel I/O Network File
Server Architecture                                       647414                Issued             Australia

Parallel I/O Network File
Server Architecture                                       670376                Issued             Australia

Parallel I/O Network File
Server Architecture                                      0490973                Issued              European

Parallel I/O Network File
Server Architecture                                      0490973                Issued                    UK

Parallel I/O Network File
Server Architecture                                      1011772                Issued             Hong Kong


                                       7.

Parallel I/O Network File
Server Architecture                                       201574                Issued           South Korea

Parallel I/O Network File
Server Architecture                                        95447                Issued                Israel

Parallel I/O Network File
Server Architecture                                       116288                Issued                Israel

Parallel I/O Network File
Server Architecture                                       107646                Issued                Israel

Parallel I/O Network File
Server Architecture                                       107645                Issued                Israel

Parallel I/O Network File
Server Architecture                                       107644                Issued                Israel

Parallel I/O Network File
Server Architecture                                    5,355,435                Issued                    US

Parallel I/O Network File
Server Architecture                                    5,802,366                Issued                    US

Parallel I/O Network File
Server Architecture                                    5,931,918                Issued                    US

Multiple Facility Operating
System Architecture                                    5,485,579                Issued                    US

Multiple Facility Operating
System Architecture                                    6,065,037                Issued                    US

Multiple Facility Operating
System Architecture                                       201772                Issued           South Korea

Multiple Facility Operating
System Architecture                                      2945757                Issued                 Japan

Multiple Facility Operating
System Architecture                                        95449                Issued                Israel

Multiple Facility Operating
System Architecture                                      1014064                Issued             Hong Kong

Multiple Facility Operating
System Architecture                                      0490980                Issued              European

Multiple Facility Operating
System Architecture                                    2,066,566                Issued                Canada

Multiple Facility Operating
System Architecture                                       651321                Issued             Australia

Multiple Facility Operating
System Architecture                                      0490980                Issued                    UK


                                       8.

Fault Tolerant NFS Server
System and Mirroring
Protocol                                               5,513,314                Issued                    US

High Performance Non-
Volatile RAM Protected
Write Cache Accelerator
System Employing DMA
and Data Transferring
Scheme (as amended)                                    5,701,516                Issued                    US

High-Speed, Flexible
Source/Destination Data
Burst Direct Memory Access
Controller                                             5,175,825                Issued                    US

High-Speed, Flexible
Source/Destination Data
Burst Direct Memory Access
Controller                                                 95445                Issued                Israel

Bus Locking FIFIO Multi-
Processing Communication
System                                                     95448                Issued                Israel

Image File Storage and
Retrieval System                                       5,761,655                Issued                    US

Enhanced VMEbus protocol
utilizing pseudosynchronous
handshaking and block
mode data transfer                                     5,388,231                Issued                    US

Method for transmitting
commands excluded from a                                                    Issued and
predefined command set                                 5,379,389      Lapsed/Abandoned                    US

System and method for
performing a multi-file                                                     Issued and
transfer operation                                     5,053,945      Lapsed/Abandoned                    US

SELECT SELLER U.S. AND FOREIGN APPLICATIONS:


Loosely Coupled-Multi Processor
Server                                                  87120169               Pending                Taiwan

Coherent Device to Device Data
Replication                                           09/375,819               Pending                    US

Intelligent Virtual Machines                          10/068,352               Pending                    US

Microkernel for Real Time
Applications                                          09/408,149               Pending                    US


                                       9.

Parallel I/O Network File Server
Architecture                                             2066443               Allowed                Canada

Multiple Facility Operating System
Architecture                                           2,358,807               Pending                Canada

Fault Tolerant NFS Server
System and Mirroring Protocol                           8-523008             Published                 Japan

Fault Tolerant NFS Server
System and Mirroring Protocol                         98103865.9             Published             Hong Kong

Fault Tolerant NFS Server
System and Mirroring Protocol                         96903668.0             Published              European

Fault Tolerant NFS Server
System and Mirroring Protocol                          2,211,654               Pending                Canada

High Availability Cluster Virtual
Server System                                         09/911,902             Published                    US

High Availability Cluster Virtual
Server System                                      WO US02/23417             Published                  WIPO

Active File Change Notification                    WO US03/00704               Pending                  WIPO

Active File Change Notification                       10/341,811               Pending                    US

Internet Cache                                        09/324,801               Pending                    US


                                       10.

                      EXHIBIT B TO ASSET PURCHASE AGREEMENT

                                   ASSIGNMENT

      WHEREAS, AUSPEX SYSTEMS, INC., a Delaware corporation, (hereinafter referred to as "Assignor") owns all right, title and interest in and to certain patents and patent applications identified in Exhibit A attached hereto; and

      WHEREAS, NETWORK APPLIANCE, INC., a Delaware corporation, (hereinafter referred to as "Assignee"), is desirous of acquiring the entire domestic and foreign right, title, and interest in and under the Intellectual Property (as defined below).

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor assigns and transfers to the Assignee and the Assignee's legal representatives, successors and assigns, pursuant to the terms of a concurrently executed Asset Purchase Agreement, its full and exclusive right, title and interest to those patents and applications identified as such in Exhibit A hereto, and (i) all U.S. and foreign patents and patent applications that claim priority to such identified patents and applications and all U.S. and foreign patents and applications to which such identified patents and applications relate or claim priority, (ii) any provisionals, continuations, continuations-in-part, divisions, reissue applications, extensions, Patent Cooperation Treaty applications, or derivatives of any of the foregoing, both foreign and domestic, and (iii) all patentable inventions, in the U.S. and every foreign country, described or embodied in any of the foregoing, (the "Intellectual Property") and does hereby authorize and request the Commissioner of Patents to issue U.S. patents to the above-mentioned Assignee in accordance with the terms of this assignment document. Such full and exclusive rights shall include, without limitation, the right to sue upon and otherwise enforce the Intellectual Property and to recover all past damages and other potential relief arising from infringement of the Intellectual Property assigned by this Agreement.

      ASSIGNOR HEREBY AUTHORIZES the Assignee to insert in Exhibit A to this assignment document the filing date and application number of any application if the date and number are unavailable at the time this document is executed.

      UPON SAID CONSIDERATION, Assignor conveys to the Assignee the right to make application in its own behalf for protection of the Intellectual Property in the U.S. and countries foreign to the U.S. and to claim under the Patent Cooperation Treaty, the International Convention and/or other international arrangement for any such application the date of any earlier U.S. application (or any other application on the invention) to gain priority with respect to other applications.


                                      11.

      IN WITNESS WHEREOF, Assignor has caused one of its officers to hereunder set his hand on the date shown below and Assignee has caused one of its officers to hereunder set his hand on the date shown below to signify its acceptance of this Assignment.


AUSPEX SYSTEMS, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
Date:                             , 2003
     -----------------------------


STATE OF                                )
        --------------------------------
                                        )SS:
COUNTY OF                               )
         -------------------------------

      On this          day of                           before me, a Notary
              --------        -------------, ---------,
Public in and for said county, appeared           , who is personally known to
me to be the same person whose name is subscribed to the foregoing assignment document, and acknowledged that he/she signed and delivered the document as his/her free and voluntary act for the uses and purposes therein set forth.



                                  ----------------------------------------------
                                  Notary Public

{SEAL}
     My Commission Expires:
                           -------------------------


                                       12.

ACCEPTANCE BY ASSIGNEE:

NETWORK APPLIANCE, INC.

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
Date:
     -----------------------------------


STATE OF                                )
        --------------------------------
                                        )SS:
COUNTY OF                               )
         -------------------------------

      On this          day of                           before me, a Notary
              --------        -------------, ---------,
Public in and for said county, appeared           , who is personally known to
me to be the same person whose name is subscribed to the foregoing assignment document, and acknowledged that he/she signed and delivered the document as his/her free and voluntary act for the uses and purposes therein set forth.



                                  ----------------------------------------------
                                  Notary Public

{SEAL}
     My Commission Expires:
                           -------------------------


                                      13.

                                    EXHIBIT C
                               LIMITED USE LICENSE

                        FORM OF PATENT LICENSE AGREEMENT

      THIS PATENT LICENSE AGREEMENT ("Agreement") is entered into, subject to Bankruptcy Court approval, as of June , 2003 ("Effective Date") between the licensor named below ("Licensor") and the licensee named below ("Licensee"). Licensor and Licensee may be referred to herein individually as a "party" and collectively as the "parties."

                                    RECITALS

      A. Auspex Systems, Inc. ("Auspex") is debtor in possession in a chapter 11 bankruptcy case pending in the Bankruptcy Court for the Northern District of California administered under Case No. 03-52596-MM11.

      B. Auspex has, prior the Effective Date, been a provider of network storage products. Its products include hardware devices that operate in conjunction with software provided by Auspex or its licensors. Auspex has, prior to the Effective Date, provided a maintenance and repair service to users of its products (as defined below, the "Maintenance Service").

      C. Auspex has sold to Licensor certain of Auspex's patents (as defined below, "Licensed Patents").

      D. Auspex has sold to Licensee certain other assets relating to its Maintenance Service. The provision of such Maintenance Service by Licensee may, in some cases, infringe one or more of the Licensed Patents.

      E. Licensee desires to receive, and Licensor desires to grant, a perpetual, royalty-free license under the Licensed Patents to permit Licensee to provide Maintenance Services.

                                    AGREEMENT

      Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

1.    DEFINITIONS.

      Capitalized terms used in this Agreement are defined in this Section 1 or in the Section where they are first used.

      1.1 "MAINTENANCE SERVICE" means the service of repairing, maintaining or refurbishing Existing Installed Products, including the provision of spare parts for same and the correction of Errors in the software that accompanies or is embedded in Existing Installed Products.

      1.2 "ERRORS" means an error or other nonconformity in software that causes the software, or the hardware product which the software operates, to malfunction or otherwise


                                      14.

            deviate from its published performance specifications or to be incompatible with the network, operating system or other environment in which it is deployed.

      1.3 "EXISTING INSTALLED PRODUCTS" means network storage products, including accompanying or embedded software, manufactured or distributed by Auspex before the Effective Date.

      1.4 "LICENSED PATENTS" means those patents and applications identified as such in Schedule 1 hereto, including (i) all U.S. and foreign patents and patent applications that claim priority to such identified patents and applications and all U.S. and foreign patents and applications to which such identified patents and applications relate or claim priority, and (ii) any provisionals, continuations, continuations-in-part, divisions, reissue applications, extensions, Patent Cooperation Treaty applications, or derivatives of any of the foregoing, both foreign and domestic.

2.    RIGHTS GRANTED.

      2.1 GRANT. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, royalty-free, limited license under the Licensed Patents to: (a) make, have made, use, sell, offer for sale, import, compile, modify, reproduce and distribute software accompanying or embedded in Existing Installed Products for the sole purpose of correcting Errors in such software, and (b) otherwise provide Maintenance Services with respect to Existing Installed Products.

      2.2 RESTRICTIONS. The license granted hereunder is made only to the extent of Licensor's rights in the Licensed Patents. To the extent that any Licensed Patents are subject to rights of third parties, Licensee must separately procure a license from such third parties.

      2.3 LICENSOR'S RIGHTS. Licensee acknowledges that, subject to the license grant in Section 2.1, Licensor retains all right, title and interest in and to the Licensed Patents. There are no implied licenses under this Agreement, and any rights not expressly granted to Licensee hereunder are reserved by Licensor, including the right to grant third parties non exclusive licenses under the Licensed Patents.

      2.4 SUBLICENSING. Licensee may sublicense the rights granted to it under this Section 2, subject to the teens and conditions of this Agreement.

3.    OTHER MATTERS.

      3.1 DISCLOSURE. Licensor has no obligation hereunder to make any disclosures to Licensee of technical information.

      3.2 Services. Licensor has no obligation hereunder to provide technical support, maintenance, training or any other services of any kind to Licensee.

      3.3 IMPROVEMENTS. As between the parties, Licensee will own any derivative works or improvements that it makes in respect to the subject matter of the Licensed Patents ("Improvements") but such Improvements will remain subject at all times to the Licensed Patents so that, apart from the rights granted under Section 2.1, Licensee will have no right to make, use, sell or import Improvements that embody underlying subject matter protected


                                      15.

      by the Licensed Patents. Licensee will not be required to disclose Improvements to Licensor.

4.    CONFIDENTIALITY OF AGREEMENT.

      This Agreement will be confidential. Neither party shall disclose any terms of this Agreement to anyone other than its attorneys, accountants, and other professional advisors under a duty of confidentiality except: (a) to the minimum extent required by law or regulation including any filing required under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the regulations promulgated thereunder or under the rules of any selfregulatory body to which such party is subject; (b) pursuant to a mutually agreeable press release; or (c) to prospective investors, lenders or purchasers in connection with a proposed merger, financing, or sale of such party's business; provided that any third party to whom the terms of this Agreement are to be disclosed agrees in writing to keep such terms confidential.

5.    WARRANTY DISCLAIMER.

      THE LICENSED PATENTS ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED. LICENSOR EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, NON-INFRINGEMENT OR QUIET ENJOYMENT.

6.    LIMITATION OF LIABILITY.

      TO THE EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL LICENSOR BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES OF ANY KIND, INCLUDING, BUT NOT LIMITED TO, THIRD PARTY INFRINGEMENT CLAIMS OR LOST PROFITS, ARISING FROM OR RELATING TO THE LICENSED PATENTS, OR OTHERWISE RELATING TO THIS AGREEMENT, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. LICENSEE USES LICENSED PATENTS ENTIRELY AT LICENSEE'S OWN RISK.

7.    TERM AND TERMINATION.

      7.1 TERM. The term of this Agreement shall begin as of the Effective Date and shall remain in effect until the expiration of the last-to-expire of the Licensed Patents.

      7.2 TERMINATION FOR CONVENIENCE. Licensee may terminate this Agreement for any reason or no reason by giving the Licensor thirty
            (30) days prior written notice.

      7.3 TERMINATION FOR DEFAULT. If either party materially breaches its obligations hereunder, the non-breaching party may terminate this Agreement in accordance with the following procedure. The non-breaching party must provide the breaching party with a notice of default ("Notice of Default"), specifying in reasonable detail the nature of the alleged material breach. The breaching party shall have a thirty (30) day grace period after its receipt of the Notice of Default ("Grace Period") to correct or cure any material breach specified therein. If the breach identified in the Notice of Default is corrected within the Grace Period, then this Agreement shall remain in effect; otherwise, this Agreement shall terminate upon the conclusion of the Grace Period.


                                      16.

      7.4 EFFECTS OF TERMINATION. Upon the termination or expiration of this Agreement the following terms shall apply:

            (a) all licenses granted under this Agreement shall immediately terminate; and

            (b) Sections 1 (Definitions), 2.2 (Restrictions), 2.3 (Licensor's Rights), 3.3 (Improvements), 4 (Confidentiality), 5 (Warranty Disclaimer), 6 (Limitations of Liability), 7.4 (Effects of Termination), 8 (Dispute Management) and 9 (General) survive the expiration or termination of this Agreement for any reason.

8.    DISPUTE MANAGEMENT.

      8.1 APPLICABLE LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAW RULES AND PRINCIPLES. THE PARTIES AGREE THAT THE BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO DETERMINE ALL MATTERS RELATING TO THIS AGREEMENT AND THAT VENUE IS PROPER IN SUCH COURT. ALL PARTIES WAIVE ANY OBJECTIONS TO THE JURISDICTION (IN REM, PERSONAL OR SUBJECT MATTER) OF OR LAYING OF VENUE IN SUCH COURTS. ALL PARTIES HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THE PREAMBLE TO THIS AGREEMENT OR TO SUCH OTHER ADDRESS AS DESIGNATED IN ACCORDANCE WITH THIS AGREEMENT.

      8.2 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH SUCH PARTY WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.    GENERAL.

      9.1 NOTICES. All notices under this Agreement must be delivered in writing by courier, electronic facsimile, electronic mail, or by certified or registered mail (postage prepaid and return receipt requested) to the other party at its address set forth on the signature page below or as amended by notice pursuant to this
            Section 9.1. If not received sooner, notice by mail shall be deemed received five (5) days after deposit in the U.S. mails.


                                       17.

      9.2 RELATIONSHIP OF PARTIES. The parties hereto are independent contractors. Nothing in this Agreement shall be deemed to create an agency, employment, partnership, fiduciary or joint venture relationship between the parties. Neither party (nor any agent or employee of that party) is the representative of the other party for any purpose and neither party has the power or authority as agent, employee or in any other capacity to represent, act for, bind or otherwise create or assume any obligation on behalf of the other party for any purpose whatsoever.

      9.3 NO THIRD PARTY BENEFICIARIES. No party shall be deemed a third-party beneficiary to this Agreement.

      9.4 NO ADMISSION. Nothing in this Agreement shall constitute an admission by either party with respect to the validity, scope or infringement of any United States or foreign patent or other proprietary right except as otherwise provided in the Agreement.

      9.5 COSTS AND EXPENSES. Except as expressly provided for elsewhere in this Agreement, each party shall be responsible for all costs and expenses incurred by such party in performing its obligations or exercising its rights under this Agreement.

      9.6 CONSTRUCTION. In constructing the terms of this Agreement, no presumption shall operate in favor of or against any party as a result of its counsel's role in drafting the terms and provisions hereof.

      9.7 Assignment. This Agreement, and all rights and obligations hereunder, are assignable by Licensor. Licensee may not assign this Agreement, nor assign any rights or delegate any obligations under this Agreement, without the prior written consent of Licensor (which consent shall not be unreasonably withheld or delayed) except that Licensee may assign this Agreement, with prior written notice but without Licensor's written consent, to an entity with whom the Licensee merges or consolidates or to whom the Licensee sells substantially all of its assets relating to the Maintenance Service, but only if such assignee agrees to be bound by all provisions of this Agreement applicable to Licensee. Any attempted or purported assignment or delegation by Licensee in violation of this Section
            9.7 shall be null and void. This Agreement shall be binding on, and inure to the benefit of, the parties hereto, and the respective successors and assigns of each of them.

      9.8 WAIVER AND MODIFICATIONS. All waivers must be in writing. Any waiver by Licensor of a provision of this Agreement on one occasion shall not be deemed a waiver of any other provision or such provision on any other occasion. This Agreement may only be amended by a written document signed by both parties.

                        [THIS SPACE INTENTIONALLY BLANK]


                                      18.

      9.9 ENTIRE AGREEMENT. This Agreement, including the Schedules hereto, constitutes the entire and final agreement between the parties regarding the Licensed Patents and supersedes all prior or contemporaneous, agreements, understandings and communications, whether, written and oral, relating to the Licensed Patents.

      9.10 COUNTERPARTS. This Agreement may be signed in several counterparts, each of which shall constitute an original.

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the Effective Date first set forth above by their respective authorized representatives.

NETWORK APPLIANCE, INC.                   GLASSHOUSE TECHNOLOGIES, INC.

By:                                       By:
   ------------------------------------     ------------------------------------
Name:                                     Name:
     ----------------------------------       ----------------------------------
Title:                                    Title:
      ---------------------------------        ---------------------------------


Address for Notice:                       Address for Notice:

---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------
Attn:                                     Attn:
      ---------------------------------        ---------------------------------
Fax:                                      Fax:
      ---------------------------------        ---------------------------------

                   [SIGNATURE PAGE TO PATENT LICENSE AGREEMENT]


                                      19.

                                   SCHEDULE 1

                                LICENSED PATENTS

TITLE                                       PATENT NUMBER          STATUS         COUNTRY/REGION
-----                                       -------------          ------         --------------
Bridge for Direct Data Storage Device
Access                                        5,941,969            Issued                US

Bridge for Direct Data Storage Device
Access                                        6,253,271            Issued                US

Processing System with Dynamically
Allocatable Buffer Memory                     6,081,883            Issued                US

Characterization of Data Access Using
File System                                   6,442,682            Issued                US

Intelligent Virtual Volume Access             6,389,432            Issued                US

Method an Apparatus for Using
Intercepted Operator Messages to
Control Robotics                              5,465,329            Issued                US

System and Method for Reading and
Writing Disks Formatted for an
Operating System Foreign to Host
Computer                                      5,537,592            Issued                US

Parallel I/O Network File Server
Architecture                                  5,163,131            Issued                US

Parallel I/O Network File Server
Architecture                                     647414            Issued         Australia

Parallel I/O Network File Server
Architecture                                     670376            Issued         Australia

Parallel I/O Network File Server
Architecture                                    0490973            Issued          European

Parallel I/O Network File Server
Architecture                                    0490973            Issued                UK

Parallel I/O Network File Server
Architecture                                    1011772            Issued         Hong Kong

Parallel I/O Network File Server
Architecture                                     201574            Issued       South Korea

Parallel I/O Network File Server
Architecture                                      95447            Issued            Israel

Parallel I/O Network File Server                 116288            Issued            Israel

Architecture

Parallel I/O Network File Server
Architecture                                     107646            Issued            Israel

Parallel I/O Network File Server
Architecture                                     107645            Issued            Israel

Parallel I/O Network File Server
Architecture                                     107644            Issued            Israel

Parallel I/O Network File Server
Architecture                                  5,355,435            Issued                US

Parallel I/O Network File Server
Architecture                                  5,802,366            Issued                US

Parallel I/O Network File Server
Architecture                                  5,931,918            Issued                US

Multiple Facility Operating System
Architecture                                  5,485,579            Issued                US

Multiple Facility Operating System
Architecture                                  6,065,037            Issued                US

Multiple Facility Operating System
Architecture                                     201772            Issued       South Korea

Multiple Facility Operating System
Architecture                                    2945757            Issued             Japan

Multiple Facility Operating System
Architecture                                      95449            Issued            Israel

Multiple Facility Operating System
Architecture                                    1014064            Issued         Hong Kong

Multiple Facility Operating System
Architecture                                    0490980            Issued          European

Multiple Facility Operating System
Architecture                                  2,066,566            Issued            Canada

Multiple Facility Operating System
Architecture                                     651321            Issued         Australia

Multiple Facility Operating System
Architecture                                    0490980            Issued                UK

Fault Tolerant NFS Server System and
Mirroring Protocol                            5,513,314            Issued                US

High Performance Non-Volatile RAM
Protected Write Cache Accelerator
System Employing DMA and Data
Transferring Scheme (as amended)              5,701,516            Issued                US

High-Speed, Flexible
Source/Destination Data Burst Direct
Memory Access Controller                      5,175,825            Issued                US

High-Speed, Flexible
Source/Destination Data Burst Direct
Memory Access Controller                          95445            Issued            Israel

Bus Locking FIFIO Multi-Processing
Communication System                              95448            Issued            Israel

Image File Storage and Retrieval
System                                        5,761,655            Issued                US

Enhanced VMEbus protocol utilizing
pseudosynchronous handshaking and
block mode data transfer                      5,388,231            Issued                US

Method for transmitting commands
excluded from predefined command set          5,379,389            Issued                US

System and method for performing a
multi-file transfer operation                 5,053,945            Issued                US

U.S. AND FOREIGN APPLICATIONS:


Loosely Coupled-Multi Processor
Server                                         87120169           Pending            Taiwan

Coherent Device to Device Data
Replication                                  09/375,819           Pending                US

Intelligent Virtual Machines                 10/068,352           Pending                US

Microkernel for Real Time
Applications                                 09/408,149           Pending                US

Parallel I/O Network File Server
Architecture                                    2066443           Allowed            Canada

Multiple Facility Operating System
Architecture                                  2,358,807           Pending            Canada

Fault Tolerant NFS Server
System and Mirroring Protocol                  8-523008         Published             Japan

Fault Tolerant NFS Server
System and Mirroring Protocol                98103865.9         Published         Hong Kong

Fault Tolerant NFS Server
System and Mirroring Protocol                96903668.0         Published          European

Fault Tolerant NFS Server
System and Mirroring Protocol                 2,211,654           Pending            Canada

High Availability Cluster Virtual
Server System                                09/911,902         Published                US

High Availability Cluster Virtual
Server System                             WO US02/23417         Published              WIPO

Active File Change Notification           WO US03/00704           Pending              WIPO

Active File Change Notification              10/341,811           Pending                US

Internet Cache                               09/324,801           Pending                US